United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: June 30, 2016

APOLLO RESIDENTIAL MORTGAGE, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35246	45-0679215
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Apollo Global Management, LLC

9 West 57th Street, 43rd Floor

New York, NY 10019

(Address of principal executive offices)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Merger Agreement

On June 30, 2016, Apollo Residential Mortgage Inc., a Maryland corporation (the “Company”), Apollo Commercial Real Estate Finance, Inc., a Maryland corporation (“ARI”), and Arrow Merger Sub, Inc., a Maryland corporation (“Merger Sub”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of February 26, 2016, by and among the Company, ARI and Merger Sub (the “Merger Agreement”).

Based on the status of the transactions contemplated by the Merger Agreement and the currently anticipated timing to closing, the parties have determined that it is in their best interests and the best interests of their respective stockholders to extend the Termination Date (as defined in the Merger Agreement) from 11:59 p.m. (Eastern time) on August 26, 2016 (as such date could be extended in certain circumstances) to 11:59 p.m. (Eastern time) on September 9, 2016.

The parties are in the process of implementing the pricing mechanism contemplated by the Merger Agreement and consummation of the transaction remains subject to the satisfaction of customary closing conditions, including the approval and adoption of the Merger Agreement by Company shareholders. The parties continue to expect closing to occur in the third quarter of 2016.

The foregoing description of the Amendment and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1, and to the full text of the Merger Agreement, a copy of which was filed as an exhibit to the Company’s Current Report on Form 8-K filed on February 26, 2016.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

2.1	Amendment No. 1, dated as of June 30, 2016, to the Agreement and Plan of Merger, dated as of February 26, 2016, by and among Apollo Residential Mortgage, Inc, Apollo Commercial Real Estate Finance, Inc. and Arrow Merger Sub, Inc.

Forward-Looking Statements

This Form 8-K contains, and other written or oral statements made by or on behalf of the Company may include, forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we or our executive officers on our behalf, may from time to time make forward-looking statements in reports and other documents that are filed with the Securities and Exchange Commission (SEC) or in connection with oral statements made to the press, potential investors or others. Specifically, forward-looking statements may include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words “expects,” “believes,” “intends,” “will,” “anticipates,” and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this press release include, but are not limited to, statements about the price, terms and closing date of the proposed transaction and statements regarding stockholder and regulatory approvals. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as management’s present expectations or projections. These risks and uncertainties include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the proposed merger due to the failure of the Company to obtain the requisite shareholder vote or the failure to satisfy other conditions of the transactions contemplated by the Merger

Agreement within the proposed timeframe or at all; (iii) the failure of ARI to obtain the necessary financing as set forth in the debt commitment letter entered into in connection with the Merger Agreement; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against the Company and others relating to the Merger Agreement; (vi) the risk that the pendency of the transactions contemplated by the Merger Agreement disrupts current plans and operations and the potential difficulties in retention of our manager’s employees as a result of the pendency of the transactions contemplated by the Merger Agreement; (vii) the effect of the announcement of the proposed transaction on the Company’s operating results and business generally; and (viii) the amount of the costs, fees, expenses and charges related to the transactions contemplated by the Merger Agreement. Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 4, 2016, the Company’s Annual Report on Form 10-Q for the fiscal quarter ended March 31, 2016 which was filed with the SEC on May 10, 2016 and other filings with the SEC, which are available at www.sec.gov. The forward-looking statements represent the Company’s views as of the date on which such statements were made and the Company undertakes no obligation to publicly update such forward-looking statements.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed to be “participants” in the solicitation of proxies from the stockholders of the Company in connection with the transactions contemplated by the Merger Agreement. Information regarding the interests of the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the transactions contemplated by the Merger Agreement, which may be different than those of the Company’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. Stockholders can find information about the Company and its directors and executive officers and their ownership of the Company’s common stock in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015. Additional information regarding the interests of such individuals in the transactions contemplated by the Merger Agreement will be included in the proxy statement relating to the merger when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.apolloreit.com.

Important Additional Information and Where to Find It

In connection with the proposed transaction, ARI has filed a preliminary registration statement on Form S-4 that will serve as a prospectus for the ARI shares to be issued as consideration in the proposed transaction. ARI’s preliminary registration statement on Form S-4 contains the Company’s preliminary proxy statement relating to consideration by the Company’s shareholders of the merger and the other transactions contemplated by the Merger Agreement. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROSPECTUS CONTAINED IN ARI’S REGISTRATION STATEMENT THAT IS DECLARED EFFECTIVE BY THE SEC AND THE COMPANY’S DEFINITIVE PROXY MATERIALS CONTAINED THEREIN, AS WELL AS OTHER RELEVANT MATERIALS, IN THEIR ENTIRETY BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARI AND THE PROPOSED TRANSACTION. These materials will be made available to the stockholders of the Company at no expense to them and are expected to be mailed to stockholders. When available after filing, the prospectus and proxy statement and other relevant information may be obtained without charge from the website of the Securities and Exchange Commission at www.SEC.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.apolloresidentialmortgage.com, and copies of the documents filed by ARI with the SEC are available free of charge on ARI’s website at www.apolloreit.com.

This document is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This document is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to stockholders in connection with the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO RESIDENTIAL MORTGAGE, INC.

Date: June 30, 2016	By:	/s/ Michael A. Commaroto
Michael A. Commaroto
President and Chief Executive Officer